UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 22, 2019

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The name and address of the registrant have not changed since the last report.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5 per share	SO	New York Stock Exchange
6.25% Series 2015A Junior Subordinated Notes due 2075	SOJA	New York Stock Exchange
5.25% Series 2016A Junior Subordinated Notes due 2076	SOJB	New York Stock Exchange
5.25% Series 2017B Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Southern Company (the “Company”) held its Annual Meeting of Stockholders on May 22, 2019. Stockholders voted as follows on the matters presented for a vote:

1.	The nominees for election to the Board of Directors were elected based on the following votes:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes

Janaki Akella	641,020,065	5,081,474	2,675,990	245,250,529
Juanita Powell Baranco	631,331,416	14,908,527	2,537,586	245,250,529
Jon A. Boscia	636,151,173	10,039,487	2,586,869	245,250,529
Henry A. Clark III	641,509,644	4,760,264	2,507,621	245,250,529
Anthony F. Earley, Jr.	640,634,480	5,579,171	2,563,878	245,250,529
Thomas A. Fanning	626,322,165	17,597,961	4,857,403	245,250,529
David J. Grain	637,685,736	8,531,767	2,560,026	245,250,529
Donald M. James	630,563,513	15,638,011	2,576,005	245,250,529
John D. Johns	631,793,126	14,404,976	2,579,427	245,250,529
Dale E. Klein	637,195,420	9,023,457	2,558,652	245,250,529
Ernest J. Moniz	639,017,000	7,101,521	2,659,008	245,250,529
William G. Smith, Jr.	631,530,907	14,678,841	2,567,781	245,250,529
Steven R. Specker	636,921,742	9,245,742	2,610,045	245,250,529
Larry D. Thompson	627,646,892	16,914,118	4,216,519	245,250,529
E. Jenner Wood III	641,465,773	4,640,065	2,671,691	245,250,529

2.	The proposal to approve, on an advisory basis, the Company’s named executive officers’ compensation was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
607,238,938	35,469,457	6,069,134	245,250,529

3.	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2019 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
878,897,831	11,505,795	3,624,432	N/A

4.
The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to reduce the supermajority vote requirement to a majority vote, which pursuant to the Company’s Restated Certificate of Incorporation requires the affirmative vote of two-thirds of the issued and outstanding shares, was not approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
632,764,563	11,228,197	4,784,769	245,250,529

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2019	THE SOUTHERN COMPANY

	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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